Neah Power Systems, Inc

on when you need it
on when your employees need it
on when your country needs it

neah power. always on.

Chris D'Couto
President and CEO

Safe Harbor Statements

- *Certain of the statements contained herein may be, within the meaning of the federal securities laws, "forward-looking statements," including as to the effectiveness and cost savings from any system that we may develop, and viability and acceptance of our products and technology. These forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the company to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. These risks include, but are not limited to our ability to successfully develop systems to meet a customer's specifications, market acceptance of our products, competitive factors, changes in the regulatory environment, and other risks and uncertainties set forth in our periodic filings with the U.S. Securities and Exchange Commission (including our Form 10-K for the fiscal year ended September 30, 2011). These forward-looking statements are based on management's expectations as of the date hereof, and we do not undertake any responsibility to update any of these statements in the future.*

The Problem We Are Solving
Sample case – 3 day soldier mission

The Solution

Fuel Cell for a 72-hour Mission

- 1 fuel cell
- 9 fuel cartridges

Total weight: 8 lbs



The Problem

BA-5590 72-hour Mission

- 12 BA-5590 military standard batteries

Total weight: 27 lbs

Reduces Weight 70% on 72-Hour Mission

Direct Methanol Fuel Cell (DMFC) Challenges
Why have fuel cells not been successful?

- Proton Exchange Membrane (PEM) Technology
  - Low Power density
  - Sensitive to ambient
  - Lifetime
  - Manufacturability



Portable Power ~ $9B / year

Large Addressable Markets

23.6 Million	22.0 Million	79.6 Million
Military	First Responders	Consumers





CAPTAIN



Industrial / Distributed

Mobile Life







Source: Frost & Sullivan

The Competitive landscape
Batteries, PEM, Neah *Powerchip*™

	Batteries	PEM	Powerchip™
Energy Density	Low	Medium	High
Instant recharge	No	Yes	Yes
Air and non-air op	Yes	No	Yes
Lifetime	Medium	Low	High
Cost of ownership	Medium	High	Low
Manufacturable	Yes	No	Yes

Patented, award winning technology

2010 Best of What's New™

Red Herring
Top 100 Innovators

Venture All-Stars
Top 25 Company

2010 Finalist

NIST/ATP Award

ONR Awards

Initial Customer Discussions
Technology licensing and OEM sales

Customer	Product	Benefits
India military entity	Technology license	Transfer of technology, manufacturing capacity
Large US defense supplier	25W soldier	Environmental testing, deployment for other air and underwater applications
Large Consumer Co.	15W, lighting	Consumer product Cost, packaging, reliability, distribution
Commercial aviation	1.5kW, MEA	In-airplane and ground power Altitude, pressurization, etc testing
Solar / hybrid lighting	50W for integration with solar lighting	Industrial deployment, hybrid solution
EKO	100W 2-wheeler	Transportation and consumer distribution
Hobie Cat	50W kayak	Transportation and consumer distribution

Experienced Management
55 years combined experience

Management Team

- Chris D'Couto, PhD, MBA - President & CEO
  - P&L, Sales, Marketing, New Production Introduction
- Steve Wilson, CPA, CMA - CFO
  - Financial reporting and systems, compliance and controls, SOX
- Derek Reiman, Director of Manufacturing
  - Neah veteran, outsourced manufacturing

Logos denote experience, not endorsement

BOD and Advisors
Industry, functional, thought, and sector leaders

Board of Directors

- Jeff Sakaguchi MBA - Chairman of the Board
- Chris D'Couto PhD, MBA
- David Schmidt
- Jon Garfield
- Michael Selsman

Advisory Board

- Reza Abhari Ph.D.
- Joseph R. Bronson
- Lt. Gen. Carol Mutter (Ret.) M.S., M.A., Ph.D. (Hon)
- Col. James Mutter, MBA (Ret.)
- Drs. Wilbert Van den Hoek

Logos denote experience, not endorsement

Neah Summary

- $38M+ into Neah Power Systems
  - Intel Corporation, Novellus Systems, VCs, US Navy, NIST/ATP, etc
  - Patented, awarded winning, third party validated technology
- Independent third party valuation and legal opinion of IP
- Leading edge initial customer discussions
- Capital efficient (outsourced) manufacturing
- Cost effective product w/ economies of scale

Fuel Cell Benefits

- Carbon neutral, widely available fuel - methanol
- Low / no emissions - Convert fuel into electricity
- 24/7 power - Mobile life via fuel replenishment
- More environmentally friendly than batteries
- Clean, renewable & environmentally safe

Manufacturing Differentiation

- NEAH Fuel Cells
  - Outsourced manufacturing (foundry model)
    - Leverages world class, capital efficient manufacturing
    - Low capital cost, rapid ramp up
    - Leverage existing quality systems and ERP
  - Economies of scale and scope
- PEM Fuel Cells
  - Custom manufacturing (low IP content)
  - Capital intensive, long ramp up times
  - Implement quality and ERP systems
  - No economies of scale and scope

Economies of Scale

Manufacturing Efficiencies from microelectronics industry

- Foundry model
  - Large, high volume manufacturing
  - Low cost, short time to market
  - Leverage existing capacity
  - Uses world class quality systems
- Use different wafer size fabs
  - 4”, 6”, 8”, or potentially 12”
  - Older generation technology (less $$)

Icemos Technology

ASPEN

SANMINA-SCI



8”
6”
4”

Economies of Scope

Semiconductor Processes as Used by NEAH Power

- Proven Plasma etch
  - Different size electrodes and features
- Proven low cost deposition techniques
  - CVD, PVD, ALD, electroplating
- Low cost materials
  - Tungsten, ultra thin gold and platinum
- Injection molded packaging
  - Higher reliability and more compact cells
- Wire bond interconnects
  - Low resistance current collection
- MEMs components



40.0um







2D porous Area (cm^2)
5.8
16.6
3.0
2.2
12.3
0.8

Industry Leading Power Density



Acc.V Spot Magn Det WD 200 nm
5.00 kV 3.0 147843x TLD 4.8 SIS XL.TIF
Acc.V Spot Magn Det WD 20 µm
5.00 kV 3.0 1155x SE 4.8 SIS XL.TIF
Acc.V Spot Magn Det WD 2 µm
5.00 kV 3.0 15706x TLD 5.0
Acc.V Spot Magn Det WD 200 nm
5.00 kV 3.0 125647x TLD 5.0

High Surface Area ~ High Power density

NEAH's DMFC Manufacturing Model

Leverage Foundry Model from Semiconductor Industry



Combine at foundry

Si Substrate Production (IceMOS / Partner T) → **Si Electrode Production** (Neah) → **Cell / Stack Assembly** (Aspen Technologies) → **Assembly & Test** (Sanmina-SCI / Partner T) → **OEM**

NEAH Power works with the whole supply chain to ensure quality, cost and timeliness